UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 4, 2006
                                                 -------------------------------


                          CADENCE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Mississippi                 1-15773               64-0694755
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  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)


 301 East Main Street, Starkville, Mississippi                   39759
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (662) 343-1341
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-KA filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

In a review of the Form 10-Q for the Quarter ended June 30, 2006 prior to filing with the Securities and Exchange Commission, the Company reclassified a gain on the early extinguishment of debt to conform with APB 26, Early Extinguishment of Debt. The reclassification did not affect net income or earnings per share for the quarter.

The gain of approximately $407,000 was included as a credit to "Interest Expense on Borrowed Funds" in the Company's second quarter press release dated July 20, 2006. As a result of the reclassification, "Interest on Borrowed Funds" was increased by $407,000 and other non-interest income was increased by the $407,000 to conform with APB 26 reporting requirements on the early extinguishment of debt. The reclassification also resulted in new totals reported on the Consolidated Statement of Income for "Total Interest Expense", "Net Interest Income" and "Net Interest Income After Provision for Loan Losses".

This reclassification also changed certain metrics shown on the Analysis of Net Interest Earnings that accompanied the press release. The cost of borrowed funds increased to 5.11%, the total cost of funds increased to 3.48% and the net margin declined 8 basis points to 3.61%.

A copy of the Company's second quarter press release that was dated on July 20, 2006 has been updated to reflect the reclassification of the $407,000 in the text of the release and in the Consolidated Statements of Income and Analysis of Net Interest Earnings that accompanied the release. The updated press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number         Description of Exhibit
       --------------         ----------------------
       99.1                   Press release issued July 20, 2006 (Updated on
                              August 4, 2006 to reflect reclassification of $407,000 related to early extinguishment of debt).


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CADENCE FINANCIAL CORPORATION
                                        ----------------------------------------
                                                     (Registrant)

Date: August 4, 2006
                                   By:  /s/ Richard T. Haston
                                        ----------------------------------------
                                        Richard T. Haston
                                        Executive Vice President,
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit            Description
-------            -----------

99.1 Press Release dated July 20, 2006 (Updated on August 4, 2006 to reflect reclassification of $407,000 related to early extinguishment of debt).